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                                                                    Exhibit 10.6

                                RELEASE AGREEMENT

     This Release Agreement (this "Agreement") is entered into as of June 23, 2006, by and among AKSYS, LTD., a Delaware corporation (the "Company"), DURUS LIFE SCIENCES MASTER FUND LTD., a Cayman Islands company ("Durus"), ARTAL LONG BIOTECH PORTFOLIO LLC, a Delaware limited liability company ("Artal") and certain members of the Company's Board of Directors as set forth on the signature page hereof (each, a "Director" and, collectively, the "Directors"). Durus and Artal are collectively referred to herein as the "Investors," and each is individually referred to herein as an "Investor."

     WHEREAS, the Company and Durus have entered into a Securities Purchase Agreement by and among the Company and Durus, dated as of March 31, 2006 (the "Purchase Agreement"), pursuant to which, among other things, the Company has agreed, upon the terms and subject to the conditions set forth in the Purchase Agreement, to issue and sell to Durus at the "Initial Closing," as defined in the Purchase Agreement, (i) 5,000 shares of the Company's Series B Convertible Preferred Stock, and (ii) warrants to purchase 5,000,000 shares of Common Stock of the Company at an initial exercise price of $1.10 per share;

     WHEREAS, contemporaneously with the execution and delivery of the Purchase Agreement, (i) Durus made a bridge loan to the Company in an aggregate principal amount of $5,000,000, pursuant to which the Company issued a note to Durus (the "Bridge Loan"), (ii) the Company and Computershare Trust Company, Inc., as successor Rights Agent under the Company's Rights Agreement, dated as of October 28, 1996, as amended (the "Rights Agreement"), executed and delivered an amendment to the Rights Agreement in the form attached as Exhibit G to the Purchase Agreement, and (iii) the Company and the Investors executed and delivered an Amendment to the Settlement Agreement (as defined below) substantially in the form attached as Exhibit H to the Purchase Agreement (the "Settlement Agreement Amendment");

     WHEREAS, contemporaneously with the Initial Closing, (i) Durus and the Company will execute and deliver a loan agreement, substantially in the form attached as Exhibit D to the Purchase Agreement (the "Loan Agreement"), pursuant to which the Company will issue certain notes to Durus, (ii) the Investors and the Company will execute and deliver an investor rights agreement, substantially in the form attached as Exhibit E to the Purchase Agreement (the "Investor Rights Agreement" and, together with the Purchase Agreement, the Bridge Loan, the Settlement Agreement Amendment, the Loan Agreement and the other agreements and documents entered into among the Company, Durus and/or Artal in connection with the transactions contemplated in such agreements, the "Financing Documents"), and (iii) certain of the Directors are resigning from their positions as members of the Board of Directors of the Company and members of certain committees thereof;

     WHEREAS, the Company and the Investors have previously entered into certain agreements with respect to the Investors' acquisition, ownership, trading and disposition of shares of Common Stock of the Company and certain other matters, including (i) a Settlement Agreement and Mutual Release dated as of February 23, 2004 (the "Settlement Agreement") by and among the Company, the Investors, Durus Capital Management, LLC ("Durus LLC"), Durus

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Capital Management (N.A.), LLC ("Durus NA") and Scott Sacane ("Sacane" and,
together with Durus LLC and Durus NA, the "Sacane Parties"), (ii) a First Amendment to Rights Agreement by and between the Company and EquiServe Trust Company, N.A., as successor Rights Agent, dated as of February 23, 2004 (the "First Rights Agreement Amendment"), (iii) the Registration Rights Agreement by and among the Company and the Investors dated as of February 23, 2004 (the "Registration Rights Agreement"), (iv) the Note Purchase Agreement by and among the Company and the Investors dated as of February 23, 2004 (the "Note Purchase Agreement"), pursuant to which the Company issued to the Investors unsecured subordinated promissory notes (the "Notes" and, together with the Settlement Agreement, the Rights Agreement, the First Rights Agreement Amendment, the Registration Rights Agreement and the Note Purchase Agreement, the "Prior Agreements");

     WHEREAS, in connection with the execution and delivery of the Financing Documents, it is the desire and intent of the Investors to fully and completely waive, release and relinquish certain claims and rights that they may have against the Company as set forth below, and it is the desire and intent of the Company to fully and completely waive, release and relinquish certain claims and rights that it may have against the Investors as set forth below; and

     WHEREAS, it is the intent of each of the Directors to fully and completely waive, release and relinquish certain claims and rights that such Director may have against the Investors as set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   RELEASE OF THE COMPANY.

     As of the date hereof, each Investor for (i) itself and its affiliates (other than the Company to the extent the Company might otherwise be deemed to be an affiliate of such Investor) and subsidiaries, predecessor and successor corporations or entities, (ii) any and all of their respective past, present and future officers, directors, employees, agents, representatives and attorneys, and (iii) any and all other persons, firms, corporations and entities that could or might act on its behalf, does hereby fully, finally and forever release, remise, discharge and acquit the Company, its affiliates and subsidiaries, predecessor and successor corporations or entities, any and all of their respective past, present and future managers, partners, officers, directors (including the Directors), employees, agents, representatives and attorneys, permitted assigns and transferees, and any and all other persons, firms, corporations and entities that could or might act on its behalf (collectively, the "Company Released Parties"), from and against any and all claims, actions, causes of action, debts, damages, demands, offsets, payments, costs, attorneys' fees, obligations of every kind and nature, rights, liabilities, charges, expenses, contracts, promises and agreements (collectively, "Claims") arising out of conduct to date, whether direct or indirect, regardless of the legal theory upon which they are based, whether known or unknown, now existing or arising at any time in the future, and whether liquidated or unliquidated, including, but not limited to, (i) all Claims arising out of conduct to date relating to or arising from the acquisition, ownership, trading or disposition of shares of the Company's Common Stock, (ii) all Claims arising out of conduct to date relating to breach of good faith or fair dealing or breach of


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the duty of care or any other similar fiduciary duty, and (iii) all Claims arising out of conduct to date relating to or arising under any agreement, contract or other arrangement, whether verbal or written, entered into prior to the Initial Closing, including the Prior Agreements. Notwithstanding the foregoing, it is further expressly agreed that the terms of this Section 1 shall not (i) release or otherwise discharge the obligations of the Company Released Parties under or pursuant to the Financing Documents, (ii) apply to any Claims such Investor (or any of its affiliates or other parties on whose behalf such Investor is releasing Claims) may have against the Sacane Parties or (iii) apply to any Claims such Investor (or any of its affiliates or other parties on whose behalf such Investor is releasing Claims) may have relating to (A) any breach by a Company Released Party of his or her duty of loyalty to the Company or its stockholders, (B) any acts or omissions by a Company Released Party which involve intentional misconduct or a knowing violation of law by him or her or
(C) any transaction from which an improper personal benefit was derived by a Company Released Party.

2.   RELEASE OF THE INVESTORS.

     As of the date hereof, (1) each Director and (1) the Company for (i) itself and its affiliates (other than the Investors to the extent the Investors might otherwise be deemed to be affiliates of the Company) and subsidiaries, predecessor and successor corporations or entities, (ii) any and all of their respective past, present and future officers, directors, employees, agents, equityholders, representatives, attorneys and joint venturers, and (iii) any and all other persons, firms, corporations and entities that could or might act on its behalf, does hereby fully, finally and forever release, remise, discharge and acquit each of the Investors, their affiliates and subsidiaries, predecessor and successor corporations or entities, any and all of their respective past, present and future managers, investors, members, partners, officers, directors, employees, agents, representatives and attorneys, permitted assigns and transferees, and any and all other persons, firms, corporations and entities that could or might act on its behalf, including, without limitation, Durus Life Sciences Fund, LLC and Durus Life Sciences International Fund Ltd. (collectively, the "Investor Released Parties"), from and against any and all Claims arising out of conduct to date, whether direct or indirect, regardless of the legal theory upon which they are based, whether known or unknown, now existing or arising at any time in the future, and whether liquidated or unliquidated, including, but not limited to (i) all Claims arising out of conduct to date relating to or arising from the acquisition, ownership, trading or disposition of shares of the Company's Common Stock, (ii) all Claims arising out of conduct to date relating to breach of good faith or fair dealing or breach of the duty of care or any other fiduciary duty, and (iii) all Claims arising out of conduct to date relating to or arising under any agreement, contract or other arrangement, whether verbal or written, entered into prior to the Initial Closing, including the Prior Agreements. Notwithstanding the foregoing, it is further expressly agreed that the terms of this Section 2 shall not (i) release or otherwise discharge the obligations of the Investor Released Parties under or pursuant to the Financing Documents, (ii) apply to any Claims that the Company (or any of its affiliates or other parties on whose behalf the Company is releasing Claims) or any Director may have may have against the Sacane Parties, or (iii) apply to any Claims the Company (or any of its affiliates or other parties on whose behalf the Company is releasing Claims) or any Director may have relating to (A) a breach of any duty of loyalty that the Investor Released Parties may have to the Company or its stockholders, (B) any acts or omissions of the Investor Released Parties which involve intentional misconduct or a knowing violation of law or (C) any


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transaction from which an Investor Released Party derived an improper personal benefit in breach of a duty to the Company or its stockholders.

3.   FURTHER ASSURANCES.

     (A) Subject to obligations under Applicable Law (as defined in Section 3(c) below), each party hereto agrees that neither such party nor, as applicable, (i) any of such party's affiliates and subsidiaries, predecessor and successor corporations or entities, (ii) any of such party's past, present and future officers, directors, employees, agents, representatives and attorneys, or (iii) any other private person or private entity, including any individual, limited liability company, partnership, joint venture, corporation, trust, unincorporated organization but excluding any Governmental Body (as defined below) (each, a "Private Person"), that such party controls or that could or might act on its behalf, will assist, directly or indirectly, any other Private Person in investigating, preparing or asserting any private action, suit, litigation, arbitration, proceeding, contest, hearing, inquiry, inquest, audit or examination (collectively, "Private Proceedings") against any person, party or entity released hereunder arising out of conduct to date or any transaction contemplated by this Agreement; provided, that nothing contained in this Section 3 shall preclude any such Private Person from producing documents or other information or providing truthful testimony in response to a subpoena, court order, regulatory request or other legal process believed in good faith to be valid.

     (B) Each party hereto agrees not to pursue any claim, right or defense against any other party hereto under this Agreement that is inconsistent with the obligations of such party under this Agreement. Each party hereto agrees that it will not make any representation or argument or take any position inconsistent with the agreements made by it in this Agreement, in any Private Proceeding, including in any negotiation with any Private Person threatening to make any claims or commence any Private Proceeding, and no party hereto shall initiate or encourage in any way any such Private Proceeding.

     (C) "Applicable Law" as used herein means all controlling applicable federal, state and local statutes, regulations, ordinances and administrative rules and orders (that have the effect of law) as well as all applicable final, non-appealable judicial opinions.

     (D) "Governmental Body" as used herein means any governmental authority, agency or entity of any kind whatsoever, including without limitation any quasi-governmental agency, self-regulatory organization, arbitrator or arbitral panel.

4.   SUFFICIENCY OF CONSIDERATION.

     Each Investor, the Company and each Director acknowledges and agrees that sufficient consideration has passed among them by virtue of this Agreement to render this Agreement, including the releases herein, valid and enforceable.

5.   AMENDMENTS; WAIVERS.


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     This Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by each of the parties; provided, further, that no such modification, amendment or termination shall adversely affect the rights of any beneficiary of this release without that beneficiary's written consent. No failure to exercise and no delay in exercising any right, remedy, or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power under this Agreement preclude any other or further exercise thereof, or the exercise of any other right, remedy, or power provided herein or by law or in equity.

6.   ENTIRE AGREEMENT.

     This Agreement and the Transaction Documents (as defined in the Purchase Agreement) constitute the complete, final and exclusive embodiment of the entire agreement among the parties hereto with regard to the subject matter hereof and thereof. This Agreement is entered into without reliance on any promise or representation, written or oral, other than those expressly contained or referenced herein.

7.   HEIRS, SUCCESSORS AND ASSIGNS.

     This Agreement shall bind the heirs, personal representatives, successors, assigns, executors and administrators of each party hereto, and inure to the benefit of each such party, its heirs, personal representatives, successors, assigns, executors and administrators.

8.   MISCELLANEOUS.

     (A) The execution of this Agreement shall neither constitute nor be construed as an admission of any liability.

     (B) This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without giving effect to the conflicts or choice of law provisions thereof.

     (C) If any provision of this Agreement is determined to be invalid, void or unenforceable, in whole or in part, this determination will not affect any other provision of this Agreement, and the provision in question shall be modified so as to be rendered valid and enforceable and to give the applicable parties hereto the intended benefits of the provision.

     (E) The parties hereto acknowledge and agree that the provisions of this Agreement are intended to be for the benefit of, and may be enforced by, each of the parties and the third parties who are intended beneficiaries of the release of claims against them contained in Sections 1 and 2 hereof.

     (F) This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same document.


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     IN WITNESS WHEREOF, the Investors, the Company and the Directors have caused their respective signature page to this Release Agreement to be duly executed as of the date first written above.

                                        AKSYS, LTD.


                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:


                                        DURUS LIFE SCIENCES MASTER FUND LTD.


                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ARTAL LONG BIOTECH PORTFOLIO LLC

                                        By: Artal Alternative Treasury
                                            Management
                                        Its: Managing Member


                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:


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                                        /s/
                                        ----------------------------------------
                                        Lawrence D. Damron


                                        /s/
                                        ----------------------------------------
                                        Alan R. Meyer


                                        /s/
                                        ----------------------------------------
                                        Bernard R. Tresnowski


                                        /s/
                                        ----------------------------------------
                                        Brian J.G. Pereira


                                        /s/
                                        ----------------------------------------
                                        Richard B. Egen

                  [Signature Page to Release Agreement, cont.]


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